UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	Prudential Short Duration High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	5/31/2014

Date of reporting period:	11/30/2013

Item 1 –	Reports to Stockholders –

PRUDENTIAL INVESTMENTS»CLOSED-END FUNDS

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

SEMIANNUAL REPORT • NOVEMBER 30, 2013

Fund Type

Short Duration, High Yield Bond

Objective

High level of current income

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 2013, were not audited and, accordingly, no auditor’s opinion is expressed on them.

Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIM is a Prudential Financial company. © 2014 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

January 15, 2014

Dear Shareholder:

We hope you find the semiannual report for the Prudential Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the six-month period that ended November 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, Prudential Investments LLC and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Short Duration High Yield Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments*. The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (“Moody’s”); BB, B by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc.; or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PIM to be of comparable quality.

Performance Snapshot as of 11/30/13
Price Per Share	Total Return For Six-Months Ended 11/30/13
$19.10 (NAV)	3.52%
$17.53 (Market Price)	–6.15%

Total returns are based on changes in net asset value (“NAV”) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: Prudential Investments LLC.

Key Fund Statistics as of 11/30/13
Duration	2.3 years	Average Maturity	4.1 years

Average Maturity is the average number of years to maturity of the Fund’s bonds. Duration shown is leverage-adjusted. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity.

2	Visit our website at www.prudentialfunds.com

Credit Quality expressed as a percentage of total investments as of 11/30/13
Baa	6.4%
Ba	41.4
B	43.4
Caa or Lower	8.2
Not Rated	0.6
Total Investments	100.0%

Moody’s rating nomenclature, defaulting to the highest rated category received from Moody’s, S&P and Fitch.

Yield and Dividends as of 11/30/13
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 11/30/13
$0.735	$0.1225	8.39%

Yield at market price is the annualized rate determined by dividing Current Monthly Dividend paid per share by the market price per share as of November 30, 2013.

Prudential Short Duration High Yield Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

For the six-month reporting period that ended November 30, 2013, the Prudential Short Duration High Yield Fund’s (the Fund) NAV per share decreased slightly by $0.08 from $19.18 to $19.10. The Fund’s NAV total return, including the reinvestment of distributions, was 3.52% for the period, outperforming the 3.31% gain of the Barclays U.S. High Yield Ba/B 1–5 Year 1% Issuer Constrained Index (the Index). The Fund underperformed the 4.08% gain of the Lipper High Current Yield Funds (Leveraged) Average.

The Fund’s market price decreased by $1.92, from $19.45 to $17.53 for the period. The Fund’s market price total return, including the reinvestment of distributions, was -6.15% for the period.

What were conditions like in the short-term U.S. high yield corporate bond market?

A sharp rise in Treasury yields early in the reporting period put pressure on all fixed income markets. As a result, high yield bond prices drifted lower and high yield mutual funds saw record outflows. Momentum turned positive in early July as rate fears abated and money moved back into the asset class. However, uncertainty surrounding Fed monetary policy and tensions in the Middle East brought volatility back to the market. A non-military resolution in Syria and the Fed’s decision to postpone tapering eased investor concern and high yield bonds rallied once again. For the full period, the Barclays High Yield Index generated a total return of 2.61%. Higher quality, shorter duration high yield bonds (as represented by the Fund’s Index) performed even better, returning 3.31% over the six-month period.

•

Interest rate risk, rather than credit risk, was the primary concern throughout the reporting period. As a result, shorter duration high yield bonds (those with maturities of five years or less) significantly outperformed longer duration high yield bonds. Lower quality bonds, which tend to be less interest rate sensitive, also outperformed.

•

Spreads—the amount of extra yield that high yield bonds provide over similar-duration U.S. Treasury securities—were volatile early in the period, widening significantly as U.S. Treasury yields increased on fears the Fed would begin reducing its asset purchases. Spreads reached their widest point for the period on June 25, 2013, and then started compressing as the Fed sought to reassure the markets that any tapering would be dependent on economic data. By the end of the period, spreads were somewhat tighter than they were at the beginning of the period.

•	With the exception of integrated energy, all of the sectors in the Barclays High Yield Index recorded a positive total return. The top three performing sectors

4	Visit our website at www.prudentialfunds.com

were brokerage, capital goods, and consumer staples. The weakest-performing sectors were integrated energy (which posted a decline), building materials and construction, and pipelines.

•

High yield bonds continued to benefit from low default rates, with the trailing 12-month U.S. speculative-grade issuer default rate dropping to 2.06%. The dollar-weighted default rate, which measures the dollar value of defaults as a percentage of the overall markets, fell sharply from 1.30% at the beginning of the period to 0.69% at the end of the period, its lowest level since December 2007.

What strategies proved most beneficial to the Fund’s performance?

•	The Fund benefited from strong issue selection within the packaging and gaming sectors.

•	Underweight sector positions in building materials and non-captive finance companies also added to the Fund’s positive returns, as these sectors trailed most others in the Index.

•	In terms of individual company selection, the Fund’s overweight positions in the German telecommunications firm T-Mobile and U.S. gaming company Yonkers Racing enhanced performance.

What strategies detracted most from the Fund’s performance?

•	Issue selection in the media & entertainment and energy sectors dampened the Fund’s returns.

•	Overweight positions in the technology and the media & entertainment sectors also detracted from performance.

•

In individual company selection, the Fund was hampered by its overweight in Interactive Data Corp., a U.S. company providing financial market data, analytics, and related technology services to the financial services industry, and U.S. stock photography agency Getty Images, both of which underperformed during the period.

How did the Fund’s leverage strategy affect its performance?

•	The Fund’s use of leverage contributed positively to results as the returns of the securities purchased was in excess of the cost of borrowing.

•

As of November 30, 2013, the Fund had borrowed approximately $228 million and was about 26.4% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 25.5%.

Prudential Short Duration High Yield Fund, Inc.	5

Benchmark Definitions

Barclays US High Yield Ba/B 1–5 Year 1% Issuer Constrained Index

The Barclays US High Yield Ba/B 1–5 Year 1% Issuer Constrained Index is an unmanaged index which represents performance of U.S. higher-rated short duration high yield bonds.

Source: Barclays.

Lipper High Current Yield Funds (Leveraged) Average

The Lipper High Current Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 42 funds in the Closed-End High Current Yield Funds (Leveraged) category.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well on www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

6	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of November 30, 2013 (Unaudited)

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 133.9%
BANK LOANS(a) 5.4%

Cable 0.6%
Newsday LLC	3.670%	10/12/16	3,938	$3,945,846

Electric 0.6%
Calpine Corp.	4.000	10/09/19	3,763	3,782,774

Gaming 0.3%
MGM Resorts International	3.500	12/20/19	1,985	1,985,000

Healthcare & Pharmaceutical 0.2%
Catalent Pharma Solutions, Inc.	6.500	12/29/17	1,500	1,513,751

Media & Entertainment 1.3%
Getty Images, Inc.	4.750	10/18/19	6,948	6,433,878
Gray Television, Inc.	4.750	10/14/19	1,432	1,436,611

				7,870,489

Metals 0.8%
FMG Resources (August 2006) Pty. Ltd.	4.250	06/28/19	4,950	4,995,080

Pipelines & Other 0.2%
Energy Transfer Equity LP	3.750	03/24/17	1,250	1,249,805

Technology 1.4%
Ancestry.com, Inc.	5.250	12/28/18	3,272	3,278,384
First Data Corp.	4.170	09/24/18	1,675	1,678,769
Kronos, Inc.	9.750	04/30/20	3,750	3,865,624

				8,822,777

TOTAL BANK LOANS (cost $34,256,016)				34,165,522

CORPORATE BONDS 128.5%

Aerospace & Defense 2.7%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(b)	6.300	05/01/14	1,725	1,759,500
Sr. Unsec’d. Notes, 144A	7.500	03/15/18	2,875	3,263,125
Michael Baker International, Inc., Sr. Sec’d. Notes, 144A(b)	8.250	10/15/18	4,825	4,945,625

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	7

Portfolio of Investments

as of November 30, 2013 (Unaudited) continued

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
Moog, Inc., Sr. Sub. Notes(b)	7.250%	06/15/18		4,000	$4,155,000
TransDigm, Inc., Gtd. Notes(b)	7.750	12/15/18		3,000	3,225,000

					17,348,250

Automobiles 5.0%
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A(b)	9.250	01/15/17		4,805	5,067,353
Chrysler Group LLC/CG Co.-Issuer, Inc., Sec’d. Notes(b)	8.000	06/15/19		7,500	8,325,000
Delphi Corp., Gtd. Notes(b)	5.875	05/15/19		765	812,813
General Motors Co., Inc., Sr. Unsec’d. Notes, 144A	3.500	10/02/18		4,000	4,075,000
Lear Corp., Gtd. Notes(b)	7.875	03/15/18		5,646	5,942,415
Gtd. Notes	8.125	03/15/20		1,402	1,549,210
Meritor, Inc., Sr. Unsec’d. Notes	10.625	03/15/18		1,650	1,782,000
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A	6.875	08/15/18		3,850	4,100,250

					31,654,041

Building Materials & Construction 4.7%
Beazer Homes USA, Inc., Sr. Sec’d. Notes(b)	6.625	04/15/18		4,775	5,133,125
Building Materials Corp. of America, Sr. Notes, 144A (original cost $2,103,860; purchased 06/20/13)	6.875	08/15/18	(c)(d)	2,000	2,135,000
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A(b)	9.875	04/30/19		5,000	5,643,750
D.R. Horton, Inc., Gtd. Notes(b)	4.750	05/15/17		3,000	3,165,000
Lennar Corp., Gtd. Notes(b)	4.750	12/15/17		5,075	5,278,000
Standard Pacific Corp., Gtd. Notes(b)	10.750	09/15/16		4,000	4,840,000

See Notes to Financial Statements.

8

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Toll Brothers Finance Corp., Gtd. Notes	4.000%	12/31/18		400	$406,000
Gtd. Notes(b)	8.910	10/15/17		1,600	1,932,000
US Concrete, Inc., Sr. Sec’d. Notes, 144A	8.500	12/01/18		1,325	1,348,188

					29,881,063

Cable 7.2%
Cablevision Systems Corp., Sr. Unsec’d. Notes(b)	7.750	04/15/18		750	840,000
Sr. Unsec’d. Notes(b)	8.625	09/15/17		6,200	7,176,500
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(b)	7.000	01/15/19		8,100	8,555,625
Gtd. Notes	7.250	10/30/17		900	951,750
Columbus International, Inc. (Barbados), Sr. Sec’d. Notes, RegS (original cost $4,983,956; purchased 09/18/12)	11.500	11/20/14	(c)(d)	4,485	4,843,800
CSC Holdings LLC, Sr. Unsec’d. Notes(b)	8.625	02/15/19		2,500	2,950,000
DISH DBS Corp., Gtd. Notes(b)	4.250	04/01/18		6,600	6,715,500
UPC Holding BV (Netherlands), Sec’d. Notes, 144A(b)	9.875	04/15/18		7,250	7,784,688
Videotron Ltee (Canada), Gtd. Notes	9.125	04/15/18		187	197,051
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes(b)	6.500	01/15/18		5,500	5,699,375

					45,714,289

Capital Goods 5.2%
CNH America LLC, Gtd. Notes(b)	7.250	01/15/16		7,235	7,958,500
CNH Capital LLC, Gtd. Notes(b)	3.875	11/01/15		2,075	2,139,844
Columbus McKinnon Corp., Gtd. Notes(b)	7.875	02/01/19		2,900	3,103,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	9

Portfolio of Investments

as of November 30, 2013 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Griffon Corp., Gtd. Notes(b)	7.125%	04/01/18	3,000	$3,202,500
Interline Brands, Inc., Gtd. Notes(b)	7.500	11/15/18	1,450	1,533,375
International Wire Group Holdings, Inc., Sr. Sec’d. Notes, 144A	8.500	10/15/17	1,000	1,057,500
Laureate Education, Inc., Gtd. Notes, 144A	9.250	09/01/19	2,125	2,326,875
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A	7.000	05/15/18	1,200	1,257,000
SPX Corp., Gtd. Notes	7.625	12/15/14	67	71,188
United Rentals North America, Inc., Gtd. Notes(b)	9.250	12/15/19	7,437	8,301,551
WireCo WorldGroup, Inc., Gtd. Notes(b)	9.500	05/15/17	2,000	2,060,000

				33,011,333

Chemicals 3.8%
Ashland, Inc., Sr. Unsec’d. Notes(b)	3.000	03/15/16	4,675	4,768,500
Koppers, Inc., Gtd. Notes(b)	7.875	12/01/19	5,494	5,960,990
Orion Engineered Carbons Finance & Co. SCA (Luxembourg), Gtd. Notes, PIK, 144A	9.250	08/01/19	2,850	2,978,250
PetroLogistics LP/PetroLogistics Finance Corp., Gtd. Notes, 144A(b)	6.250	04/01/20	1,000	1,003,750
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A	9.750	03/31/20	8,300	9,441,250

				24,152,740

Consumer 4.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec’d. Notes	8.250	01/15/19	1,700	1,853,000
Sr. Unsec’d. Notes, 144A	2.996(a)	12/01/17	6,375	6,359,063

See Notes to Financial Statements.

10

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Consumer (cont’d.)
Hertz Corp. (The), Gtd. Notes	7.500%	10/15/18		3,250	$3,514,063
Gtd. Notes, 144A	4.250	04/01/18		3,875	3,913,750
Jarden Corp., Gtd. Notes(b)	7.500	05/01/17		3,750	4,340,625
PVH Corp., Sr. Unsec’d. Notes(b)	7.375	05/15/20		1,750	1,911,875
QVC, Inc., Sr. Sec’d. Notes, 144A	7.500	10/01/19		750	806,597
Service Corp. International, Sr. Unsec’d. Notes(b)	7.000	05/15/19		3,235	3,461,450
Sr. Unsec’d. Notes(b)	7.625	10/01/18		2,753	3,172,833

					29,333,256

Electric 3.8%
AES Corp. (The), Sr. Unsec’d. Notes(b)	8.000	10/15/17		4,000	4,690,000
Sr. Unsec’d. Notes(b)	9.750	04/15/16		6,120	7,206,300
GenOn REMA LLC, Pass-Through Certificates Ser. B	9.237	07/02/17	(c)	2,155	2,219,667
Pass-Through Certificates Ser. C(b)	9.681	07/02/26		900	927,000
Mirant Mid Atlantic LLC, Pass-Through Certificates Ser. B	9.125	06/30/17		819	892,298
NRG Energy, Inc., Gtd. Notes(b)	7.625	01/15/18		7,000	7,980,000

					23,915,265

Energy—Integrated 0.2%
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	7.250	12/12/21		1,500	1,578,750

Energy—Other 5.7%
Cie Generale de Geophysique-Veritas (France), Gtd. Notes(b)	9.500	05/15/16		5,030	5,300,363
Denbury Resources, Inc., Sr. Subordinated Notes	8.250	02/15/20		2,740	3,024,275
EP Energy LLC/EP Energy Finance, Inc., Sr. Unsec’d. Notes	9.375	05/01/20		1,250	1,437,500

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	11

Portfolio of Investments

as of November 30, 2013 (Unaudited) continued

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy—Other (cont’d.)
Hercules Offshore, Inc., Sr. Sec’d. Notes, 144A	7.125%	04/01/17		750	$798,750
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A (original cost $7,717,500; purchased 03/15/13)(b)	8.000	02/15/20	(c)(d)	7,000	7,577,500
Parker Drilling Co., Gtd. Notes(b)	9.125	04/01/18		10,000	10,687,500
Seitel, Inc., Gtd. Notes(b)	9.500	04/15/19		1,125	1,141,875
Tesoro Corp., Gtd. Notes(b)	4.250	10/01/17		3,675	3,822,000
WPX Energy, Inc., Sr. Unsec’d. Notes	5.250	01/15/17		2,000	2,140,000

					35,929,763

Foods 7.4%
ARAMARK Corp., Gtd. Notes, 144A(b)	5.750	03/15/20		950	990,375
Constellation Brands, Inc., Gtd. Notes(b)	7.250	09/01/16		3,052	3,475,465
Cott Beverages, Inc., Gtd. Notes(b)	8.125	09/01/18		6,750	7,273,125
Gtd. Notes(b)	8.375	11/15/17		101	105,040
Darling International, Inc., Gtd. Notes(b)	8.500	12/15/18		5,175	5,705,438
Dave Buster’s, Inc., Gtd. Notes	11.000	06/01/18		2,000	2,205,020
Michael Foods Group, Inc., Gtd. Notes	9.750	07/15/18		5,505	6,000,450
Pilgrim’s Pride Corp., Gtd. Notes	7.875	12/15/18		2,250	2,452,500
Stater Bros. Holdings, Inc., Gtd. Notes(b)	7.375	11/15/18		2,990	3,154,450
Sun Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	5.250	08/01/18		2,625	2,743,125

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Foods (cont’d.)
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes, 144A (original cost $4,980,000; purchased 05/21/13 - 10/22/13)(b)	8.875%	12/15/17	(c)(d)	4,500	$4,938,750
TreeHouse Foods, Inc., Gtd. Notes(b)	7.750	03/01/18		7,600	7,999,000

					47,042,738

Foreign Agency 0.6%
Harvest Operations Corp. (South Korea), Gtd. Notes(b)	6.875	10/01/17		3,725	4,023,000

Gaming 7.7%
Boyd Gaming Corp., Gtd. Notes(b)	9.125	12/01/18		5,120	5,555,200
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes(b)	11.250	06/01/17		10,000	10,175,000
Caesars Entertainment Resort Properties LLC, Sr. Sec’d. Notes, 144A	8.000	10/01/20		1,575	1,610,438
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A (original cost $3,254,265; purchased 09/04/13 - 09/10/13)	9.125	05/01/19	(c)(d)	3,118	3,273,900
GLP Capital LP/GLP Financing II, Inc., Sr. Unsec’d. Notes, 144A	4.375	11/01/18		2,775	2,830,500
Isle of Capri Casinos, Inc., Gtd. Notes	7.750	03/15/19		3,000	3,210,000
MGM Resorts International, Gtd. Notes(b)	7.500	06/01/16		2,000	2,255,000
Gtd. Notes	7.625	01/15/17		1,500	1,702,500
Gtd. Notes(b)	10.000	11/01/16		5,000	6,012,500
MTR Gaming Group, Inc., Sec’d. Notes(b)	11.500	08/01/19		4,000	4,440,000
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes, 144A	8.375	02/15/18		3,500	3,806,250
Pinnacle Entertainment, Inc., Gtd. Notes(b)	8.750	05/15/20		3,474	3,838,770

					48,710,058

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	13

Portfolio of Investments

as of November 30, 2013 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical 8.5%
Accellent, Inc., Sr. Sec’d. Notes(b)	8.375%	02/01/17	4,277	$4,490,850
Capella Healthcare, Inc., Gtd. Notes(b)	9.250	07/01/17	5,578	5,982,405
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19	750	763,125
CHS/Community Health Systems, Inc., Gtd. Notes(b)	8.000	11/15/19	4,147	4,509,863
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250	01/15/19	1,525	1,565,031
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	5,615	6,316,875
HCA, Inc., Sr. Sec’d. Notes(b)	8.500	04/15/19	3,000	3,206,250
Sr. Unsec’d. Notes(b)	6.375	01/15/15	1,325	1,394,563
Sr. Unsec’d. Notes, MTN(b)	9.000	12/15/14	6,203	6,668,225
Healthcare Technology Intermediate, Inc., Sr. Unsec’d. Notes, PIK, 144A	7.375	09/01/18	450	462,375
MedAssets, Inc., Gtd. Notes(b)	8.000	11/15/18	5,950	6,411,125
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(b)	6.500	07/15/16	10,000	10,343,140
Sr. Unsec’d. Notes, 144A	6.750	08/15/18	2,000	2,202,500

				54,316,327

Media & Entertainment 10.6%
AMC Entertainment, Inc., Gtd. Notes	9.750	12/01/20	6,325	7,226,313
Belo Corp., Gtd. Notes(b)	8.000	11/15/16	7,000	7,297,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes(b)	9.125	08/01/18	6,492	7,076,280
Gannett Co., Inc, Gtd. Notes(b)	8.750	11/15/14	6,254	6,691,780
Gtd. Notes(b)	9.375	11/15/17	2,000	2,102,500
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A(b)	7.375	12/01/17	840	873,600

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	04/01/19		4,000	$4,325,000
Lamar Media Corp., Gtd. Notes	9.750	04/01/14		411	423,453
LIN Television Corp., Gtd. Notes(b)	8.375	04/15/18		2,470	2,630,550
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $1,225,000; purchased 07/30/13)	5.000	08/01/18	(c)(d)	1,225	1,264,813
New York Times Co. (The), Sr. Unsec’d. Notes(b)	5.000	03/15/15		1,310	1,355,850
Regal Cinemas Corp., Gtd. Notes(b)	8.625	07/15/19		2,000	2,150,000
SSI Investments II Ltd./SSI Co.-Issuer LLC, Gtd. Notes	11.125	06/01/18		11,220	12,201,750
Telesat Canada/Telesat LLC (Canada), Sr. Unsec’d. Notes, 144A(b)	6.000	05/15/17		7,400	7,714,500
WMG Acquisition Corp., Gtd. Notes(b)	11.500	10/01/18		3,400	3,935,500

					67,269,389

Metals 8.0%
ArcelorMittal SA (Luxembourg), Sr. Unsec’d. Notes	5.000	02/25/17		3,600	3,820,500
Sr. Unsec’d. Notes	6.125	06/01/18		1,800	1,955,250
Sr. Unsec’d. Notes	9.500	02/15/15		6,000	6,540,000
Arch Coal, Inc., Gtd. Notes	9.875	06/15/19		675	580,500
Barminco Finance Pty Ltd. (Australia), Gtd. Notes, 144A	9.000	06/01/18		2,400	2,256,000
Berau Capital Resources Pte Ltd. (Indonesia), Sr. Sec’d. Notes, 144A	12.500	07/08/15		5,000	5,250,000
CONSOL Energy, Inc., Gtd. Notes(b)	8.000	04/01/17		4,200	4,441,500
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(b)	6.375	02/01/16		2,000	2,077,500

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	15

Portfolio of Investments

as of November 30, 2013 (Unaudited) continued

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals (cont’d.)
Gtd. Notes, 144A(b)	7.000%	11/01/15		4,350	$4,507,688
Sr. Unsec’d. Notes, 144A	6.875	02/01/18		3,000	3,172,500
Peabody Energy Corp., Gtd. Notes	6.000	11/15/18		4,074	4,328,625
Steel Dynamics, Inc., Gtd. Notes(b)	6.125	08/15/19		3,025	3,282,125
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	10.750	02/01/18		5,000	5,425,000
Wise Metals Group LLC/Wise Alloys Finance Corp., Sr. Sec’d. Notes, 144A	8.750	12/15/18		3,325	3,416,438

					51,053,626

Non-Captive Finance 2.2%
CIT Group, Inc., Sr. Unsec’d. Notes(b)	4.250	08/15/17		4,600	4,811,600
International Lease Finance Corp., Sr. Unsec’d. Notes(b)	3.875	04/15/18		1,350	1,359,538
Sr. Unsec’d. Notes(b)	8.875	09/01/17		4,000	4,780,000
SLM Corp., Sr. Unsec’d. Notes, MTN	8.000	03/25/20		425	482,375
Sr. Unsec’d. Notes, MTN(b)	8.450	06/15/18		2,000	2,330,000

					13,763,513

Packaging 4.3%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250	04/15/19		2,750	2,956,250
Ardagh Packaging Finance PLC (Luxembourg), Sr. Sec’d. Notes, 144A	7.375	10/15/17		3,000	3,228,750
Beverage Packaging Holdings Luxembourg II SA, Sr. Unsec’d. Notes, 144A	5.625	12/15/16		3,275	3,356,875
BWAY Holding Co., Gtd. Notes (original cost $1,929,688; purchased 07/20/12 - 09/11/13)	10.000	06/15/18	(c)(d)	1,750	1,920,625

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Packaging (cont’d.)
Greif, Inc., Sr. Unsec’d. Notes	6.750%	02/01/17		1,200	$1,330,500
Owens-Brockway Glass Container, Inc., Gtd. Notes(b)	7.375	05/15/16		5,965	6,732,994
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group LU, Gtd. Notes	9.875	08/15/19		3,000	3,330,000
Sealed Air Corp., Gtd. Notes, 144A(b)	8.125	09/15/19		4,000	4,510,000

					27,365,994

Paper 0.6%
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875	09/15/18		3,450	3,562,125

Pipelines & Other 0.8%
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $2,144,688; purchased 01/10/13 - 05/02/13)(b)	6.000	01/15/19	(c)(d)	2,150	2,042,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes(b)	7.500	10/01/18		3,050	3,274,938

					5,317,438

Real Estate Investment Trusts 1.0%
Felcor Lodging LP, Sr. Sec’d. Notes(b)	10.000	10/01/14		5,866	6,247,290

Retailers 2.2%
Chinos Intermediate Holdings A, Inc., Sr. Unsec’d. Notes, PIK, 144A	7.750	05/01/19		600	604,500
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	6.125	03/15/20		400	406,000
Sr. Sec’d. Notes, 144A(b)	9.000	03/15/19		3,450	3,859,688
HT Intermediate Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	12.000	05/15/19		350	348,250
Michaels Stores, Inc., Gtd. Notes	7.750	11/01/18		3,800	4,113,500

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	17

Portfolio of Investments

as of November 30, 2013 (Unaudited) continued

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Retailers (cont’d.)
Petco Holdings, Inc., Sr. Notes, PIK, 144A (original cost $2,908,156; purchased 10/04/12 - 06/04/13)	8.500%	10/15/17	(c)(d)	2,850	$2,899,904
Toys “R” US Property Co. II LLC, Sr. Sec’d. Notes	8.500	12/01/17		1,500	1,554,375

					13,786,217

Technology 19.6%
Ancestry.com, Inc., Sr. Unsec’d. Notes, PIK, 144A	9.625	10/15/18		1,325	1,364,750
Anixter, Inc., Gtd. Notes	10.000	03/15/14		4,377	4,475,483
Avaya, Inc., Sec’d. Notes, 144A	10.500	03/01/21		1,250	1,131,250
Brightstar Corp., Gtd. Notes, 144A (original cost $4,777,750; purchased 04/27/12 - 03/27/13)(b)	9.500	12/01/16	(c)(d)	4,500	4,972,500
Sr. Unsec’d. Notes, 144A (original cost $3,193,501; purchased 07/26/13 - 10/23/13)	7.250	08/01/18	(c)(d)	3,100	3,359,625
CDW LLC/CDW Finance Corp., Gtd. Notes	8.500	04/01/19		1,500	1,666,875
Gtd. Notes(b)	12.535	10/12/17		1,520	1,592,200
Sr. Sec’d. Notes	8.000	12/15/18		6,139	6,714,531
Ceridian Corp., Gtd. Notes	11.250	11/15/15		12,825	12,921,188
Gtd. Notes, PIK	12.250	11/15/15		3,198	3,217,988
CommScope, Inc., Gtd. Notes, 144A(b)	8.250	01/15/19		5,481	6,029,100
First Data Corp., Sr. Subordinated Notes	11.250	03/31/16		3,000	3,041,250
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	9.250	04/15/18		8,880	9,579,300
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250	12/15/17		1,950	1,963,406
Interactive Data Corp., Gtd. Notes(b)	10.250	08/01/18		12,624	13,886,400

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
Jabil Circuit, Inc., Sr. Unsec’d. Notes(b)	7.750%	07/15/16		2,000	$2,275,000
Sr. Unsec’d. Notes	8.250	03/15/18		1,325	1,570,125
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(b)	3.750	06/01/18		5,525	5,566,438
Seagate Technology HDD Holdings, Gtd. Notes	6.800	10/01/16		419	472,946
Sr. Unsec’d. Notes, 144A	3.750	11/15/18		11,500	11,600,625
Sensata Technologies BV, Gtd. Notes, 144A(b)	6.500	05/15/19		3,700	3,986,750
SunGard Data Systems, Inc., Gtd. Notes	6.625	11/01/19		825	861,094
Gtd. Notes	7.375	11/15/18		8,985	9,512,869
TransUnion Holding Co., Inc, Sr. Unsec’d. Notes	8.125	06/15/18		950	1,009,375
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes(b)	11.375	06/15/18		10,800	11,853,000

					124,624,068

Telecommunications 12.1%
Cincinnati Bell, Inc., Sr. Subordinated Notes	8.750	03/15/18		1,520	1,605,500
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	12.000	12/01/15		2,133	2,196,977
Sr. Sec’d. Notes, 144A	12.000	12/01/15		9,500	9,785,000
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250	09/01/17		5,000	5,206,250
Sr. Unsec’d. Notes, 144A	10.500	04/15/18		3,750	4,040,625
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625	01/31/20		750	901,875
Embarq Corp., Sr. Unsec’d. Notes (original cost $6,021,813; purchased 04/11/13)(b)	7.082	06/01/16	(c)(d)	5,225	5,849,340
Frontier Communications Corp., Sr. Unsec’d. Notes(b)	8.250	04/15/17		2,000	2,327,500
Level 3 Financing, Inc., Sr. Unsec’d. Notes	8.125	07/01/19		2,000	2,190,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	19

Portfolio of Investments

as of November 30, 2013 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sr. Unsec’d. Notes, 144A	3.835%(a)	01/15/18	4,925	$4,961,938
Sprint Communications, Inc., Sr. Unsec’d. Notes(b)	6.000	12/01/16	1,800	1,957,500
Sr. Unsec’d. Notes(b)	8.375	08/15/17	7,550	8,758,000
Sr. Unsec’d. Notes(b)	9.125	03/01/17	1,900	2,242,000
T-mobile USA, Inc., Sr. Unsec’d. Notes(b)	6.464	04/28/19	12,200	12,993,000
Wind Acquisition Holdings Finance SA (Italy), Sr. Sec’d. Notes, PIK, 144A	12.250	07/15/17	4,245	4,382,963
Windstream Corp., Gtd. Notes(b)	7.875	11/01/17	6,250	7,171,875

				76,570,343

TOTAL CORPORATE BONDS (cost $806,310,727)				816,170,876

TOTAL LONG-TERM INVESTMENTS (cost $840,566,743)				850,336,398

			Shares
SHORT-TERM INVESTMENT 0.1%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,019,047) (Note 4)(e)			1,019,047	1,019,047

TOTAL INVESTMENTS 134.0% (cost $841,585,790; Note 5)				851,355,445
Liabilities in excess of other assets (34.0)%				(216,061,904)

NET ASSETS 100.0%				$635,293,541

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

MTN—Medium Term Note

See Notes to Financial Statements.

20

PIK—Payment-in-Kind

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at November 30, 2013.
(b)	Represents security, or a portion thereof, with aggregate value of $468,290,692, segregated as collateral for amount borrowed and outstanding as of November 30, 2013. Of such securities, securities in the amount of $140,724,456 have been loaned for which, the amount borrowed serves as collateral (See Note 7).
(c)	Indicates a security or securities that have been deemed illiquid.
(d)	Indicates a restricted security; the aggregate cost of the restricted securities is $45,240,177. The aggregate value, $45,078,257, is approximately 7.1% of net assets.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$34,165,522	$—
Corporate Bonds	—	813,024,209	3,146,667
Affiliated Money Market Mutual Fund	1,019,047	—	—

Total	$1,019,047	$847,189,731	$3,146,667

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	21

Portfolio of Investments

as of November 30, 2013 (Unaudited) continued

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as November 30, 2013 was as follows:

Technology	21.0%
Telecommunications	12.1
Media & Entertainment	11.9
Metals	8.8
Healthcare & Pharmaceutical	8.7
Gaming	8.0
Cable	7.8
Foods	7.4
Energy—Other	5.7
Capital Goods	5.2
Automobiles	5.0
Building Materials & Construction	4.7
Consumer	4.6
Electric	4.4
Packaging	4.3
Chemicals	3.8%
Aerospace & Defense	2.7
Retailers	2.2
Non-Captive Finance	2.2
Pipelines & Other	1.0
Real Estate Investment Trusts	1.0
Foreign Agency	0.6
Paper	0.6
Energy—Integrated	0.2
Affiliated Money Market Mutual Fund	0.1

134.0
Liabilities in excess of other assets	(34.0)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for assets and liabilities, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Asset:
Securities on loan	$140,724,456	$—	$—	$140,724,456
Collateral Amount Pledged/(Received):
Securities on loan	********	********	********	(140,724,456)

Net Amount				$—

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

as of November 30, 2013 (Unaudited)

Assets
Investments at value, including securities on loan of $140,724,456:
Unaffiliated Investments (cost $840,566,743)	$850,336,398
Affiliated Investments (cost $1,019,047)	1,019,047
Dividends and interest receivable	16,670,925
Prepaid expenses	6,421

Total assets	868,032,791

Liabilities
Loan payable (Note 7)	228,000,000
Payable for investments purchased	3,668,000
Management fee payable	564,263
Payable to custodian	392,464
Accrued expenses	113,695
Loan interest payable (Note 7)	828

Total liabilities	232,739,250

Net Assets	$635,293,541

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484

633,907,741
Undistributed net investment income	1,652,294
Accumulated net realized loss on investment transactions	(10,036,149)
Net unrealized appreciation on investments	9,769,655

Net assets, November 30, 2013	$635,293,541

Net asset value per share ($635,293,541 ÷ 33,256,724 shares of common stock issued and outstanding)	$19.10

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	23

Statement of Operations

Six Months Ended November 30, 2013 (Unaudited)

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $10,800)	$25,022,600
Other income	34,868
Affiliated dividend income	7,793

Total income	25,065,261

Expenses
Management fee	3,389,368
Loan interest expense (Note 7)	1,128,967
Custodian’s fees and expenses	52,000
Legal fees and expenses	42,000
Shareholders’ reports	31,000
Directors’ fees	23,000
Audit fee	20,000
Registration fees	13,000
Transfer agent’s fees and expenses	11,000
Insurance	5,000
Miscellaneous	8,092

Total expenses	4,723,427

Net investment income	20,341,834

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	1,004,149
Net change in unrealized appreciation (depreciation) on investments	470,470

Net gain on investment transactions	1,474,619

Net Increase In Net Assets Resulting From Operations	$21,816,453

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended November 30, 2013	Year Ended May 31, 2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$20,341,834	$41,009,948
Net realized gain on investment transactions	1,004,149	3,625,946
Net change in unrealized appreciation (depreciation) on investments	470,470	20,809,076

Net increase in net assets resulting from operations	21,816,453	65,444,970

Dividends from net investment income (Note 1)	(24,442,284)	(51,887,729)

Fund share transactions (Note 6)*
Net proceeds from shares sold	—	51,500,000
Net asset value of shares issued in reinvestment of dividends	215,376	3,182,781
Sales load charged to paid-in capital in excess of par	—	(2,317,500)
Common stocks offering costs charged to paid-in capital in excess of par	—	(103,000)

Net increase in net assets from Fund share transactions	215,376	52,262,281

Total increase (decrease)	(2,410,455)	65,819,522

Net Assets:
Beginning of period	637,703,996	571,884,474

End of period(a)	$635,293,541	$637,703,996

(a) Includes undistributed net investment income of:	$1,652,294	$5,752,744

* Share Capital Activity
Shares issued for underwriters over-allotment option	—	2,575,000
Shares issued in the reinvestment of dividends	11,499	164,985

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	25

Statement of Cash Flows

For the Six Months Ended November 30, 2013 (Unaudited)

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends received (excluding discount and premium amortization of $(6,161,764))	$30,284,373
Operating expenses paid	(3,631,057)
Loan interest paid	(1,134,116)
Purchases of long-term portfolio investments	(307,249,440)
Proceeds from disposition of long-term portfolio investments	275,630,702
Net purchases and sales of short-term investments	(868,572)
Decrease in receivable for investments sold	9,529,312
Increase in payable for investments purchased	2,228,906
Increase in prepaid expenses	(4,214)

Net cash provided from operating activities	4,785,894

Cash flows from financing activities:
Net asset value of shares issued in reinvestment of dividends	215,376
Cash dividends paid	(24,442,284)
Increase in borrowing	19,000,000

Net cash used for financing activities	(5,226,908)

Net increase/(decrease) in cash	(441,014)
Cash at beginning of period	48,550

Cash at end of period	(392,464)

Reconciliation of Net Increase in Net Assets to Net Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$21,816,453

Increase in investments	(26,325,546)
Net realized gain on investment transactions	(1,004,149)
Increase in net unrealized appreciation on investments	(470,470)
Increase in interest and dividends receivable	(942,652)
Decrease in receivable for investments sold	9,529,312
Increase in payable for investments purchased	2,228,906
Increase in prepaid expenses	(4,214)
Increase in loan interest payable	(5,149)
Decrease in accrued expenses and other liabilities	(36,597)

Total adjustments	(17,030,559)

Net cash provided from operating activities	$4,785,894

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $215,376.

See Notes to Financial Statements.

26

Notes to Financial Statements

(Unaudited)

Prudential Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Fund was incorporated as a Maryland corporation on November 14, 2011. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

Prudential Short Duration High Yield Fund, Inc.	27

Notes to Financial Statements

(Unaudited) continued

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Portfolio securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

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When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may invest in illiquid securities. Iliquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Portfolio to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

Prudential Short Duration High Yield Fund, Inc.	29

Notes to Financial Statements

(Unaudited) continued

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments.

Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults of the issuers. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on credit event. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively

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increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Prudential Short Duration High Yield Fund, Inc.	31

Notes to Financial Statements

(Unaudited) continued

As of November 30, 2013, the Fund has not met conditions under such agreements that give the counterparty the right to call for an early termination.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may be different from actual.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

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PI has received an order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PI and certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Organization and Offering Costs: PI has agreed to pay all of the Fund’s organizational costs and such amount of the Fund’s offering costs (other than sales load) that exceed $0.04 per share of common stock. Organizational costs are expensed by the Fund as incurred.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

Prudential Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements

(Unaudited) continued

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the six months ended November 30, 2013, aggregated $307,249,440 and $275,610,990, respectively.

Note 5. Distributions and Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2013 were as follows:

Tax Basis	$852,821,325

Appreciation	9,836,238
Depreciation	(11,302,118)

Net Unrealized Depreciation	$(1,465,880)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2013 of approximately $47,000 which can be carried forward for an unlimited period. The Fund utilized approximately $7,000 of its capital losses to offset

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net taxable gains realized in the fiscal year ended May 31, 2013. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

In accordance with the provision of Subchapter M of the Internal Revenue Code and the excise tax requirements, the Fund elected to treat post-October capital losses of approximately $1,810,000 as having been incurred in the following fiscal year (May 31, 2014).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of November 30, 2013, Prudential owned 5,837 shares of the Fund.

For the six months ended November 30, 2013, the Fund issued 11,499 shares in connection with the Fund’s dividend reinvestment plan.

On June 13, 2012, an additional 2,575,000 shares were issued in connection with the exercise of the underwriters over-allotment option. An amount of $49,182,500 (net of sales load of $2,317,500) was received pursuant to this allotment. An amount of $103,000 ($0.04 per share of the common stock) will be used to offset any offering costs as described in Note 1 of the Notes to the Financial Statements.

During the period ended May 31, 2012, the Fund issued 30,500,000 shares of common stock in its initial public offering. These shares were all issued at $20.00 per share before a sales load of $0.90 per share. Offering costs of $1,220,000 (representing $0.04 per share) were offset against the proceeds of the offering and have been charged to paid-in capital in excess of par.

Note 7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $300

Prudential Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements

(Unaudited) continued

million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and meet its general cash flow requirements.

During the six months ended November 30, 2013, the Fund utilized the credit facility and had an average daily outstanding loan balance of $215,185,792 during the 183 day period that the facility was utilized, at an average interest rate of 1.03%. The maximum amount of loan outstanding during the period was $233,000,000. There was a balance of $228,000,000 outstanding at November 30, 2013.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned the financial institution in connection with the re-hypothecation of portfolio securities. Such earnings are disclosed in the statement of operations under Other Income.

Note 8. Subsequent Event

Dividends and Distributions: On November 26, 2013 the Fund declared monthly dividends of $0.1225 per share payable on December 31, 2013, January 10, 2014 and February 28, 2014, respectively, to shareholders of record on December 20, 2013, December 31, 2013 and February 21, 2014, respectively. The ex-dividend dates were December 18, 2013, December 27, 2013 and February 19, 2014, respectively.

On November 26, 2013, the Fund declared a special dividend of $0.1278 per share payable on January 10, 2014, to shareholders of record on December 31, 2013. The ex-dividend date was December 27, 2013.

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Financial Highlights

(Unaudited)

	Six Months Ended November 30, 2013(b)		Year Ended May 31, 2013(b)		April 30, 2012(a) through May 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19.18		$18.75		$19.10	*
Income (loss) from investment operations:
Net investment income	.61		1.24		.07
Net realized and unrealized gain (loss) on investment transactions	.05		.74		(.38)
Total from investment operations	.66		1.98		(.31)
Less Dividends:
Dividends from net investment income	(.74)		(1.57)		-
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	-		-	(g)	(.04)
Accretion to net asset value from the exercise of the underwriters over-allotment option (Note 6)	-		.02		-
Total of share transactions	-		.02		(.04)
Net asset value, end of period	$19.10		$19.18		$18.75
Market price, end of period	$17.53		$19.45		$20.09
Total Return(c):	(6.15)%		4.97%		.35%

Ratios/Supplemental Data:
Net assets, end of period (000)	$635,294		$637,704		$571,884
Average net assets (000)	$630,153		$635,754		$576,384
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.50%	(e)(f)	1.47%	(e)	1.16%	(e)(f)
Expenses before waivers and/or expense reimbursement	1.50%	(e)(f)	1.53%	(e)	1.20%	(e)(f)
Net investment income	6.44%	(f)	6.45%		4.20%	(f)
Portfolio turnover rate	33%	(h)	74%		12%	(h)
Asset coverage	379%		405%		524%
Total debt outstanding at period-end (000)	$228,000		$209,000		$135,000

* Initial public offering price of $20.00 per share less sales load of $.90 per share.

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Includes interest expense of 0.36% for the six months ended November 30, 2013, 0.35% for the year ended May 31, 2013, and 0.08% for the period ended May 31, 2012.

(f) Annualized.

(g) Less than $.005 per share.

(h) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	37

Other Information

(Unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases.

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“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

Prudential Short Duration High Yield Fund, Inc.	39

Other Information

(Unaudited) continued

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of

40

termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

Prudential Short Duration High Yield Fund, Inc.	41

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration High Yield Fund, Inc. (the “Fund”) consists of nine individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and PIM, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-Independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically,

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the fourth quarter of 2012. The Board considered that the Fund commenced operations on April 26, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the semi-annual fiscal period ended November 30, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Closed End High Yield Leveraged Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	Q4 2012	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

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•	The Board noted that because the Fund commenced operations during 2012, it did not yet have a full-year performance record for evaluation.
•	The Board noted that the Fund underperformed its benchmark index for the fourth quarter of 2012.
•

The Board concluded that, in light of the Fund’s recent inception date, it would be in the best interests of the Fund and its shareholders to allow the Fund’s performance record to continue to develop and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration High Yield Fund, Inc.

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Your Financial Security, Your Satisfaction & Your Privacy	Privacy 0019 Ed. 2/2013 MUTU-D5295

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II (Connecticut General)

Pruco Insurance Company of Iowa

All separate accounts that include the following names: Prudential, Pruco, and PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Greater China Fund Inc., The

Prudential Investments Mutual Funds

Prudential Capital Partners, L.P.

Target Asset Allocation Funds

Target Portfolio Trust, The

Advanced Series Trust

The Prudential Series Fund

All funds that include the Prudential name

MUTU-D5295

■ MAIL	■ MAIL (OVERNIGHT)	■ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
■ WEBSITE
www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	74442F107

PICE1000E2    0256101-00001-00

Item 2 –	Code of Ethics – Not required, as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 –	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 17, 2014

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	January 17, 2014